UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ICT GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following is a presentation that was made by Charles E. Sykes, President and CEO of Sykes Enterprises, Incorporated to certain senior management level employees of ICT Group, Inc. on October 7, 2009.

VOICES Chuck Sykes, President and CEO

Agenda I. Welcome and Introduction II. SYKES History III. SYKES Overview IV. Question and Answers

Who is SYKES?
1977-SYKES begins as small
engineering firm with three
employees
1979-1982 Technical writing
group begins in Charlotte
forming the Information
Services branch
1992-SYKES purchases Jones
Technologies, Inc. and enters
customer support business
1997-SYKES acquires
McQueen International
1996-SYKES goes public –
stock begins trading on
NASDAQ
2009-SYKES has more
than 33,000
employees
worldwide
2003-SYKES expands
global footprint to El
Salvador
SYKES Confidential & Proprietary
2008-SYKES announces it is
opening operations in Brazil;
Opens new building in Costa
Rica
2006-SYKES acquires Apex,
expanding its presence in LatAm
1999-SYKES acquires Acer
in Costa Rica; First LatAm
presence

Sykes Revenue and Operating Margin
1996 - 2007
8.7%
6.9%
6.8%
6.5%
-2.0%
-0.1%
-2.5%
2.4%
2.7%
5.3%
7.9%
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
$550,000
$600,000
$650,000
$700,000
$750,000
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007e
Fiscal year
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Revenue
Operating Margin

SYKES Confidential & Proprietary
Executive Team
Daniel L. Hernandez
Senior Vice President, Global Strategy
Jenna R. Nelson
Group Executive, Senior Vice President,
Human Resources
W. Michael Kipphut
Group Executive, Senior Vice President and
Chief Financial Officer
Lawrence (Lance) Zingale
Senior Vice President, Global Sales and
Client Management
James C. Hobby
Senior Vice President. Global Operations
David L. Pearson
Senior Vice President and Chief Information Officer
James T. Holder
Senior Vice President, General Counsel and Corporate Secretary

United States
Canada
Philippines
Costa Rica
El Salvador
Argentina
United States
Argentina
Argentina/
Mexico
Scotland
Ireland
Philippines
South Africa
UK/Ireland
South Africa
Canada
Canada
Germany
Hungary
Slovakia
South Africa
Amsterdam
Germany
Argentina
Spain
Costa Rica
El Salvador
Spain
Hungary
Slovakia
Hungary/
Slovakia
Finland
Sweden
Denmark
Finland/
Sweden/
Denmark
Italy
Italy
China
China
Brazil
Brazil
MARKETS
Markets – Where Clients’
End-Customer Demand Resides
Delivery Geo – From Where  the Clients’
End-Customers are Serviced
DELIVERY GEOGRAPHIES
20 Delivery Geographies Align with 17 Markets –
Constitute 70%-80% of the Addressable Global Customer Contact
Market
SYKES Global Delivery Footprint
SYKES Confidential & Proprietary

Industry Segment Service Lines
Product Inquiry
Service Activation
Billing Support
Service Repair
Product Inquiry
Technical Support
Service Repair
Level 2&3 Support
Account Balance/Bill Pay
Name & Address Change
Loan Capture/
Pre-qualification
Customer Service
Fraud Support
Wireless, Broadband,
DSL, etc.
Engineering Support,
Hardware Support, etc.
Retail Banking,
Consumer Loans,
Brokerage, Insurance, etc.
Communications Financial Services Technology
SYKES Confidential & Proprietary

SYKES Confidential & Proprietary
Industry Segment Service Lines
Instructions for Self-
Care at Home
Referral to Emergency
Services
Absenteeism Reduction
Programs
Alcohol Abuse
Counseling
Smoking Cessation
Roadside Emergency
Reservations
Hotel Reservation
Frequent Flier
Administration
Billing Inquiry
Service Repair
Service Activation
Product Inquiry
Fulfillment
Product Use
Assistance
Health Triage &
Employee Assistance
Program, etc.
Roadside Assistance, Travel
Portals & Travel Services
Consumer Products
Transportation & Leisure Healthcare Other  (Retail & Utility)

Customer Contact Management Industry*
SYKES Confidential & Proprietary
*Datamonitor
7,500
8,000
8,500
9,000
9,500
10,000
2008 2009 2010 2011 2012 2013
Customer Contact Agent Position (APs) Worldwide
26%
22%
18%
11%
9%
6%
6%
2%
2008 Customer Contact APs By Vertical
Financial services
Technology
Communications
Travel and tourism
Public sector
Healthcare
Utilities
Other
Industry expansion continues
North America (45% of APs),
EMEA, (30% of APs)
SYKES’ value proposition extends
to 80% of the addressable market
North America  forecast to grow
1.4%; EMEA, 4%
North America growth impacted by
continued off-shoring
FS, technology & communication
represent 66% of APs
SYKES targeting large verticals &
gaining share as exposure to above
verticals at 77%
All three verticals forecast to grow
by 3%-4%
3.2% CAGR

Customer Contact Management
Outsourcing Opportunity
Financial Services, Technology &
Communication remain substantially under
penetrated
Communication & Financial Services verticals
are large and offer significant growth
opportunity near-term
Diverse verticals has broadened SYKES’
growth drivers
Other emerging verticals offer incremental
opportunities long-term
Growth in outsourcing 6.9% CAGR, twice the
rate of industry growth, with penetration rate
to increase from16% to 19% - broader
adoption of customer contact outsourcing
Current catalyst for outsourcing: market
dislocation; long-term: cost savings, flexibility,
non-core & subject matter expertise
Growth curve resembles a stair-step function
More than 500K APs to come to the market
over the next five years; SYKES’ equal share
could translate into ~11% CAGR increase in
total seats from’08 – ‘13
15%
15%
16%
16%
17%
17%
18%
18%
19%
19%
20%
20%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2008 2009 2010 2011 2012 2013
Customer Contact APs Penetration Worldwide
0% 5% 10% 15% 20% 25% 30% 35%
Other
Communications
Technology
Financial services
Utilities
Travel and tourism
Healthcare
Public sector
2008 Customer Contact AP Outsourcing by Vertical
SYKES Confidential & Proprietary

SYKES Strengths
SYKES Confidential & Proprietary
•
Strong Balance Sheet a Comparative Advantage – No Debt, Healthy
Cash Position Enables Multitude of Shareholder Value-Maximizing
Options & Sustained Future Growth
•
Favorable Secular Growth Backdrop Driven by an Industry Shift from
Captive Centers To Outsourced Centers
•
Global Delivery Model with Critical Mass that Spans four Continents,
Across 17 Markets and 20 Delivery Geographies to Capitalize on
Secular Trends
•
Highly Differentiated Growth Strategy Driven by a Conservative Risk
Profile, including Low Client & Vertical Concentration
•
Revenue and Margin Expansion through Increases in Global Seat
Utilization Rates & Controlled Capacity Expansion
•
Despite Currency Headwinds, Projecting Growth when Growth is Scarce

SYKES Vision
SYKES Confidential & Proprietary
To be the Global Standard in Customer Interactive Solutions.
As the global standard we will…
•
…be known for leading operational & financial performance.
•
…provide competitive solutions for all major markets where
we can succeed.
•
…be known as experts in comprehensive customer
interactive services.
•
…be known as leaders in the way we treat people &
communities.

SYKES Internal Strategic Themes
SYKES Confidential & Proprietary
.
•
Achieve Operational Excellence
•
Build the Global Sales & Service Engine
•
Employ people with right competencies & skills
•
Find ways to add value

SYKES Approach & Beliefs
SYKES Confidential & Proprietary
.
•
People serving People
•
Science of Service
•
Manage by fact, not conjecture
•
Focus & Simplicity
•
All for one, one for all
•
Make things happen vs. report things that happen
•
Bigger, Better, Bolder

Questions

SEC Compliance Statements
SYKES Confidential & Proprietary
.
Additional Information
In connection with the proposed merger, SYKES will file with the SEC a Registration
Statement on Form S-4 that will include a proxy statement of ICT that also constitutes a prospectus of SYKES. ICT will mail the proxy statement/prospectus to its shareholders.
SYKES and ICT urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the Securities and Exchange Commission regarding this transaction, free of charge, at the SEC's website
(www.sec.gov).
You may also obtain these documents
free from Sykes at http://investor.sykes.com/phoenix.zhtml?c=119541&p=irol-sec, or by contacting SYKES' Investor Relations Department at 1-813-233-7143, or by contacting
MBS Value Partners at 1-212-750-5800. You may also obtain these documents, free of charge from ICT at
www.ictgroup.com.
SYKES, ICT and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ICT shareholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the ICT shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about SYKES’ executive officers and directors in the proxy statement for SYKES’s 2009 annual meeting of shareholders, filed with the SEC on April 15, 2009. You can find information about ICT’s executive officers and directors in the proxy statement for ICT’s 2009 annual meeting of shareholders, filed with the SEC on April 29, 2009. Free copies of these documents may be obtained from SYKES and ICT as described above.

SEC Compliance Statements
SYKES Confidential & Proprietary
.
Forward-Looking Statements
This document includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.
Such statements may include, but are not limited to, statements about the benefits of the proposed Merger between Sykes and ICT Group, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Sykes’s and ICT Group's managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed Merger of Sykes and ICT Group will not be realized, or will not be realized within the expected time period, due to, among other things, the ability to obtain governmental and self-regulatory organization approvals of the Merger on the proposed terms and schedule; the failure of ICT Group shareholders to approve the Merger; the risk that the businesses will not be integrated successfully; disruption from the Merger making it more difficult to maintain business and operational relationships; the possibility that the Merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Sykes’s and ICT Group's ability to accurately predict future market conditions; and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-
looking statements can be found in the Sykes’ 2008 Annual Report on Form 10-K, ICT
Group's 2008 Annual Report on Form 10-K and each company's other filings with the
Securities and Exchange Commission (the "SEC") available at the SEC's Internet site
(http://www.sec.gov).